UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2011

Structured Obligations Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-31929	13-3741177
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

270 Park Avenue, New York, New York 10013
(Address of principal executive offices) (Zip Code)
Registrant's telephone number including area code (212) 834-6000.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

This current report on Form 8-K relates to a distribution made to holders of the Certificates issued by the Select Notes Trust LT 2003-5.

Each issuer of an underlying security, or guarantor thereof, or successor thereto, as applicable, which represents ten percent (10%) or more of the trust is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act").  Periodic reports and other information required to be filed pursuant to the Exchange Act, by an issuer of an underlying security, or guarantor thereof, or successor thereto, as applicable, may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission (the "Commission") at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system. Neither Structured Obligations Corporation nor the trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Structured Obligations Corporation nor the trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting an issuer of an underlying security, or guarantor thereof, or successor thereto, as applicable, or an underlying security have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Section 9- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits:

1.	Trustee's Report with respect to the August 15, 2011 Distribution Date for the Select Notes Trust LT 2003-5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/ Chadwick S. Parson
________________________________
Name: Chadwick S. Parson
Title: Managing Director and President

August 15, 2011

EXHIBIT INDEX

Exhibit		Page
1	Trustee's Report with respect to the August 15, 2011 Distribution Date for the Select Notes Trust LT 2003-5	5

Exhibit 1

To the Holders of:
Select Notes Trust LT 2003-5
Long Term Certificates Series 2003-5
*CUSIP:	81619PAE7

U.S. Bank Trust National Association, as Trustee for the Select Notes Trust LT 2003-5 (the "Trust"), hereby gives notice with respect to Interest Period commencing on the day after July 15, 2011 and including the August 15, 2011 Interest Distribution Date (the "Interest Period") in respect of the August 15, 2011 Interest Distribution Date (the "Interest Distribution Date") as follows:

1.
The amount of interest received by the Trust during the Interest Period is as set forth below (each Certificateholder's pro rata portion of this amount is the amount to be included in such Certificate holder's Form 1099).

$ 416,250.00

a.	Per certificate held amount of interest income to be included in Form 1099 for the year ending December 31, 2011 is set forth below.
$ 11.508156

2.	The total of all interest distributed to Certificate holders during the Interest Period is set forth below.
$ 177,082.00

3.	Total amount of advances made to the Trustee on the Interest Distribution Date is $ 0.00

4.	Total amount of advances repaid to the Advancing Party during the Interest Period is $ 239,167.00

5.	The net total of repayments made during the Interest Period is $ 239,167.00

a.	The net amount owed by the Trust to the Advancing Party on the Interest Distribution Date is set forth below.
 $ 367,783.33

6.
The total amount of interest expense paid to the Advancing Party during the Interest Period is set forth below (each Certificateholder's pro rata portion of this amount should be included in a footnote to such Certificateholder's Form 1099 indicating that such amount should constitute investment indebtedness interest, which can be deducted by non-corporate taxpayers to the extent of such net investment income).

$ 0.00

a.	Per certificate held amount of interest expense to be included in Form 1099 for the year ending December 31, 2011 is set forth below.
$ 0.000000

7.	At the close of business on the Interest Distribution Date, there were 36,170 Certificates outstanding.

8.	Payments made on Underlying Securities during the Interest period are as set forth below.

7/18/2011	Daimler Chrysler 8.50% 1/18/31, # 233835AQ0	$ 0.00	$ 127,500.00
8/15/2011	Boeing Co 6.125% 2/15/33, # 097023AU9	$ 0.00	$ 91,875.00
8/15/2011	GE Global 7.00% 2/15/26, # 36158FAA8	$ 0.00	$ 105,000.00
8/15/2011	Goldman Sachs 6.125% 2/15/33, # 38141GCU6	$ 0.00	$ 91,875.00

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness.  It is included solely for the convenience of the Holders.